UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

Venator Materials PLC

(Exact name of registrant as specified in its charter)

England and Wales	001-38176	98-1373159
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Titanium House, Hanzard Drive, Wynyard Park,
Stockton-On-Tees, TS22 5FD, United Kingdom

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: +44 (0) 1740 608 001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07  Submission of Matters to a Vote of Security Holders

(a)  The 2018 Annual General Meeting of Shareholders of Venator Materials PLC (the “Company”) was held on May 31, 2018 (the “Annual Meeting”).

(b)  The Company’s shareholders voted on the following 12 proposals (described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 26, 2018) at the Annual Meeting and cast their votes as follows:

Proposal 1                                   The six nominees named below were elected to serve as directors of the board of directors, to serve until the 2019 Annual General Meeting, and the voting results were as follows:

Directors	For	Against	Abstain	Broker Non-Votes
Peter R. Huntsman	95,505,990	339,322	181,721	6,194,848
Simon Turner	95,648,209	197,075	181,749	6,194,848
Sir Robert J. Margetts	95,823,482	21,802	181,749	6,194,848
Douglas D. Anderson	95,822,456	22,828	181,749	6,194,848
Daniele Ferrari	95,819,001	26,508	181,524	6,194,848
Kathy D. Patrick	95,820,295	25,214	181,524	6,194,848

Proposal 2                                   The non-binding advisory vote to approve named executive officer compensation was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
95,640,220	189,403	197,410	6,194,848

Proposal 3                                   The non-binding advisory vote on the frequency of the shareholder vote to approve the compensation of the Company’s named executive officers were as set forth below.

1 year	2 years	3 years	Abstain	Broker Non-Votes
95,554,313	9,056	270,051	193,613	6,194,848

Proposal 4                                   The non-binding advisory vote to receive the U.K. annual report and accounts was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
95,845,025	1,674	180,334	6,194,848

Proposal 5                                   The non-binding advisory vote to approve named executive officer compensation was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
95,741,160	92,982	197,410	6,194,848

Proposal 6                                   The vote to approve the directors’ remuneration policy was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
95,654,410	179,452	193,171	6,194,848

Proposal 7                                   The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2018 was ratified, and the voting results were as follows.

For	Against	Abstain
102,017,694	17,344	186,843

Proposal 8                                   The vote to approve the re-appointment of Deloitte LLP as U.K. statutory auditor was approved as set forth below.

For	Against	Abstain
102,019,115	16,224	186,542

Proposal 9                                   The vote to authorize the board or the Audit Committee to determine the remuneration of Deloitte LLP as U.K. statutory auditor was approved as set forth below.

For	Against	Abstain
102,020,566	7,504	193,811

Proposal 10                            The vote to approve two forms of share repurchase contract and the repurchase counterparties was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
95,892,056	12,400	122,577	6,194,848

Proposal 11                            The vote to approve the form of share repurchase contract with Huntsman Holdings (Netherlands) B.V. was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
85,170,332	93,551	10,763,150	6,194,848

Proposal 12                            The vote to authorize Venator Materials PLC and its current or future subsidiaries to make political donations and incur political expenditure was approved as set forth below.

For	Against	Abstain	Broker Non-Votes
93,921,102	1,905,419	200,512	6,194,848

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENATOR MATERIALS PLC

/s/ SEAN PETTEY
Assistant Secretary

Dated: June 4, 2018